                                                                 EXHIBIT 99

              WILLIAM M. CAMERON ("WMC")/LYNDA L. CAMERON ("LLC")


                            Cameron Associates, Inc.
                             50% WMC; 50% LLC - OK
                                   73-1533495


                             **Cameron Enterprises,
                       A Limited Partnership (Celp) - OK
                                   73-1267299

                                              American Fidelity Corp. (AFC)
                                                  94.0% - NV 73-0966202
--------------------------------------------------------------------------------------------------------------------------
Market Place            *Security General          Shade Works, LLC           American Fidelity          American Mortgage
Realty Corp.            Life Ins. Co. (SGL)        16.67% - OK                Assurance Co. (AFA)        & Investment Co.
(MPRC)                  100% - OK                  73-1475654                 100% - OK                  (AMICO)
100% - OK               73-0741925                                            73-0714500                 98.7% - OK
73-1160212              NAIC #68691                                           NAIC #60410                73-1232134

Education -             Concourse C, Inc.          American Fidelity          ASC Holding, L.L.C.        American Fidelity
World.Com, Inc.         100% - OK                  Property Co. (AFPC)        75% - OK                   International
100% - OK               73-1575531                 100% - OK                  73-1528120                 Holdings, Inc.
73-1505641                                         73-1290496                                            100% - OK
                                                                                                         73-1421879
==========================================================================================================================
                                         *American Fidelity Assurance Co. (AFA)
                                                        100% - OK
                                                       73-0714500
                                                       NAIC #60410
--------------------------------------------------------------------------------------------------------------------------
AF Apartments, Inc.   Senior Partners, LLC   American Fidelity   Balliet's, L.L.C.   Apple Creek        American Fidelity
100% - OK             50% - OK               Securities, Inc.    75% - OK            Apartments, Inc.   Ltd. Agency, Inc.
73-1512985            73-1559624             (AFS)               73-1529608          100% - OK          (AFLA)
                                             100% - OK                               73-1408485         100% - OK
                                             73-0783902                                                 73-1352430
==========================================================================================================================
                                                    Concourse C, Inc.
                                                        100% - OK
                                                       73-1575531
--------------------------------------------------------------------------------------------------------------------------
                              EnrollCom, Inc       Concourse Two, Inc     Concourse Three, Inc
                              100% - OK            100% - OK              100% - OK
                              (Tax ID)             (Tax ID                (Tax ID
                              (applied for)        (applied for)          (applied for)
==========================================================================================================================
                                          American Fidelity Property Co. (AFPC)
                                                        100% - OK
                                                       73-1290496
--------------------------------------------------------------------------------------------------------------------------
                              Home Rentals, Inc.                          Western Partners, LLC
                              100% - OK                                   100% - OK
                              73-1364266                                  73-1544275
==========================================================================================================================
                                                   ASC Holding, L.L.C.
                                                        75% - OK
                                                       73-1528120
--------------------------------------------------------------------------------------------------------------------------
                              InvesTrust, N.A.                            Asset Services Co., L.L.C.
                              100% - OK                                   100% - OK
                              73-1546867                                  73-1547246
==========================================================================================================================
                                     American Fidelity International Holdings, Inc.
                                                        100% - OK
                                                       73-1421879
--------------------------------------------------------------------------------------------------------------------------
                              American Fidelity                           American Fidelity
                              Offshore Investments, Ltd.                  Care, LLC
                              100% - Bermuda                              33% - OK
                              NAIC #20400                                 73-1424864
                              Reg. #EC20754
==========================================================================================================================
                                                  Senior Partners, LLC
                                                        50% - OK
                                                       73-1559624
--------------------------------------------------------------------------------------------------------------------------
                              Bordeaux, LLC                               Vineyard Cottages, LLC
                              75% - OK                                    66.7% - OK
                              73-1559626                                  73-1559625
==========================================================================================================================
                                       American Fidelity Ltd. Agency, Inc. (AFLA)
                                                        100% - OK
                                                       73-1352430
--------------------------------------------------------------------------------------------------------------------------
                                         American Fidelity General Agency, Inc.
                                                   (AFGA) - 100% - OK
                                                       73-1352431
--------------------------------------------------------------------------------------------------------------------------
                                    American Fidelity General Agency of Alabama, Inc.
                                                        100% - AL
                                                       74-2945370
==========================================================================================================================
                                      American Fidelity Offshore Investments, Ltd.
                                                     100% - Bermuda
                                                       NAIC #20400
                                                      Reg. #EC20754
--------------------------------------------------------------------------------------------------------------------------
****American Fidelity       ****Covenant           ****Pacific World       ****American Fidelity       Mari El Development
(China), Ltd.               Underwriters           Holdings, Ltd.          (Cypress) Ltd.              Corporation Limited
93% - Bermuda               (Bermuda) Ltd.         55% - Labuan            99% - Republic of           51.3% - Republic of
                            33.33% - Bermuda                               Cyprus                      Cyprus
                                                                                                       Reg. #7035
                                                                                                       - AFOI
==========================================================================================================================
                                          ****American Fidelity (Cypress) Ltd.
                                                    99% - Republic of
                                                         Cyprus
--------------------------------------------------------------------------------------------------------------------------
                                                ****Soyuznik Insurance Co
                                                34% - Russian Federation

              WILLIAM M. CAMERON ("WMC")/LYNDA L. CAMERON ("LLC")


                            Cameron Associates, Inc.
                             50% WMC; 50% LLC - OK
                                   73-1533495


                             **Cameron Enterprises,
                       A Limited Partnership (Celp) - OK
                                   73-1267299

==========================================================================================================================
                                                 CELP Ltd. Agency, Inc.
                                                        100% - OK
                                                        73-1369092
==========================================================================================================================
                                         North American Ins. Agency, Inc. (NAIA)
                                                       91.5% - OK
                                                       73-0687265
--------------------------------------------------------------------------------------------------------------------------
       Shade Works, LLC        Agar Ins. Agency, Inc.     North American Ins.          N.A.I.A. of Louisiana, Inc.
       33.33% - OK             95.4% - OK                 Agency of Colorado, Inc.     100% - LA
       73-1475654              73-0675989                 100% - CO                    72-0761691
                                                          84-0599059

       North American          North American             North American               N.A.I.A. Ins. Agency,
       Insurance Agency of     Ins. Agency of             Ltd. Agency, Inc.            Inc.
       New Mexico, Inc.        Tulsa, Inc.                100% - OK                    100% - OK
       100% - NM               100% - OK                  73-1356772                   73-1527682
       85-0441542              73-0778755
==========================================================================================================================

*     Insurance Company
**    A Limited Partnership
***   No tax or registration numbers

NOTE: All of the above organizations are corporations that have the word Company, Inc., or Corp. The above organizations which have the letters L.L.C. or L.C. are limited liability companies.